Effective immediately, the description of MFS Global Real Estate Fund in Appendix A entitled "Description of Underlying Funds" is hereby restated in its entirety as follows:

MFS Global Real Estate Fund

Investment Objective
The fund’s investment objective is to seek total return.

Principal Investment Strategies
MFS normally invests at least 80% of the fund’s net assets in U.S. and foreign real estate-related investments.

MFS normally invests the fund’s assets primarily in equity securities.

MFS generally focuses the fund’s investments in equity real estate investment trusts (“REITs”) as well as similar entities formed under the laws of non-U.S. countries, but may also invest in mortgage REITs, hybrid REITs and other U.S. and foreign real estate-related investments, including emerging market real estate-related investments.

MFS may invest the fund’s assets in real estate-related investments of any size.  However, issuers of real estate-related investments tend to be small-to-medium-sized.

MFS typically allocates the fund’s investments across various geographic areas, REIT managers and property types, but may from time to time focus the fund’s investments in any one or a few of these areas.

MFS may invest a relatively large percentage of the fund’s assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS selects investments for the fund by analyzing the fundamental and relative values of potential investments. Factors considered in selecting investments for the fund may include the issuer’s management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of an issuer to grow from operations, as well as current or anticipated economic or market conditions, interest rate changes, and regulatory developments.